SUPPLEMENT DATED MARCH 1, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

MARKET VECTORS ETF TRUST

Dated July 16, 2012, as amended September 13, 2012

This Supplement updates certain information contained in the above-dated Statement of Additional Information (the “SAI”) for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Preferred Securities ex Financials ETF (the “Fund”). You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

Effective March 1, 2013, Joseph J. McBrien replaced Thomas K. Lynch as Chief Compliance Officer of the Trust. Accordingly, all references to Thomas K. Lynch in the SAI are hereby deleted and the biography of Joseph J. McBrien is amended as follows:

Officer Information:

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Joseph J. McBrien, 64	Senior Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	Senior Vice President, Secretary and Chief Legal Officer (Since 2006); Chief Compliance Officer (Since 2013)

Senior Vice President, General Counsel and

Secretary of the Adviser, VESC and VEARA

(since December 2005); Director of VESC and

VEARA (since October 2010); Officer of other

investment companies advised by the Adviser.

1 The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York, 10017.

Please retain this supplement for future reference.